TENTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS TENTH  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment")  is entered into as of this 15th day of April,  1998 by and between
MONUMENT   MORTGAGE,   INC.,  a  California   corporation  (the  "Company")
and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million  Dollars  ($10,000,000),  temporarily  increased to  Fifty-Five
Million
Dollars ($55,000,000), to finance the origination and acquisition of Mortgage
Loans as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Fifty-Five Million Dollars ($55,000,000), dated February
23, 1998, (the "Warehousing  Promissory  Note"), and by a Warehousing
Credit and
Security Agreement dated March 22, 1995, as the same may have been amended or supplemented (the "Warehousing Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995 (the "Term Loan Note"), and the Warehousing Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "Working Capital Note"), and the Warehousing Agreement; and

     WHEREAS, the Company has requested the Lender to amend the Agreement to allow for a special servicing acquisition facility, and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this
Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.
     2. The effective date ("Effective Date") of this Amendment shall be April
22, 1998.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

                  "Acquisition   Cost"  means,   with  respect  to  any
Special
         Servicing Contract on any date of determination, the percentage of the outstanding principal balance of the Mortgage Loans serviced thereunder used  in  calculating  the  purchase  price  in the  Special
Servicing
         Acquisition in which such Special Servicing Contract was purchased multiplied by the outstanding  principal balance of such Mortgage
Loans
         as of the date of determination.

                  "Check Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and under the control of the Lender for the clearing of checks written by the Company to fund Advances.

                  "Servicing Acquisition Advance" means a disbursement by the
         Lender under the Servicing Acquisition Commitment pursuant to
Article 2
         of this Agreement.

                  "Servicing Acquisition Advance Request" has the meaning set forth in Section 2.15(a) hereof.

                  "Servicing Acquisition Collateral Value" means, as of the date of  determination,  with  respect  to  all  of  the  Special
Servicing
         Contracts included in the Servicing Collateral or the Special
Servicing
         Contracts  being  acquired in any  Special  Servicing
Acquisition,  as
         applicable, the lesser of (a) fifty percent (50%) of the Acquisition
         Cost of such Special Servicing Contracts or (b) one percent (1%) of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Special Servicing Contracts; provided, that for purposes of calculating the Servicing Acquisition Collateral Value, the following
         Mortgage Loans shall be excluded: (i) Mortgage Loans excluded in calculating the Adjusted  Servicing  Portfolio,  (ii) Mortgage
Loans in
         respect of which the Company has commenced foreclosure proceedings, and
         (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding.

                  "Servicing Acquisition Commitment" has the meaning set forth in Section 2.14 hereof.

                  "Servicing Acquisition Commitment Amount" means an amount up to One Million Eight Hundred Seventy Thousand Dollars
($1,870,000).

                  "Servicing  Acquisition Commitment Fee" means a fee
payable by
         the Company in  consideration  of the Lenders issuance of the
Servicing
         Acquisition   Commitment  and  making  of  the  Servicing
Acquisition
         Advances.  The amount of the Servicing  Acquisition  Commitment
Fee, if
         any, is set forth in Section 2.17 hereof.

                  "Servicing Acquisition Maturity Date" means the earlier of:
         (a) the close of business on August 31, 1998, and (b) the date the
         Servicing Acquisition Advances become due and payable pursuant to
         Section 8.2 below.

                  "Servicing Acquisition Promissory Note" means the promissory note evidencing the Company's Obligations with respect to Servicing
         Acquisition Advances in the form of Exhibit A-5 attached hereto.

                  "Servicing Acquisition Rate" means a floating rate of interest equal to five-eighths  percent (5/8%) per annum over the Base
Rate. The
         Servicing Acquisition Rate shall be adjusted on and as of the effective date of each weekly change in the Base Rate. The Lender's determination of the Servicing Acquisition Rate as of any date of determination shall be conclusive and binding, absent manifest error.

                  "Special Servicing Acquisition" means a transaction in which the Company acquires Special Servicing Contracts in bulk from one or more Persons.

                  "Special  Servicing  Contracts" means FNMA and FHLMC
Servicing
         Contracts covering Single Family Mortgage Loans with a balloon feature acquired in a Special Servicing Acquisition.

                  "Special Servicing Purchase Agreement" means any agreement pursuant to which the Company makes any Special Servicing
Acquisition.

                  "Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender for the clearing of wire transfers requested by the Company to fund
Advances.

     4. Section 1.1 of the Agreement is amended to delete the definitions of
"Advance,"  "Operating  Account,"  "Term Loan  Collateral  Value"  and
"Working
Capital Collateral Value" in their entirety, replacing them with the following definitions:

                  "Advance" means a disbursement by the Lender under the
         Commitment pursuant to Article 2 of this Agreement, including, without limitation,  Ordinary  Warehousing  Advances,  Wet Settlement
Advances,
         Home Equity Advances, Nonconforming Advances, Second Mortgage
Advances,
         Repurchase Advances, Term Loan Advances,  Service Acquisition
Advances,
         Working Capital Advances, and readvances of funds previously advanced to the Company and repaid to the Lender.

                  "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and designated for funding that portion of each Mortgage Loan not funded by an Advance made against such Mortgage Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

                  "Term  Loan  Collateral   Value"  means  as  of  the
date  of
         determination,  the lesser of: (a)  seventy  percent  (70%) of the most
         recent  Appraised  Value of the FNMA  Servicing  Contracts that are not
         Special Servicing  Contracts included in the Servicing
Collateral,  or
         (b)  one  percent  (1%) of the  outstanding  principal  balance of the
         Mortgage Loans serviced  pursuant to FNMA Servicing  Contracts that are
         not Special Servicing  Contracts included in the Servicing
Collateral;
         Provided,  that for purposes of  calculating  the Term Loan
Collateral
         Value,  the following  Mortgage  Loans shall be excluded:  (i)
Mortgage
         Loans excluded in calculating the Adjusted  Servicing  Portfolio,
(ii)
         Mortgage   Loans  in  respect  of  which  the  Company  has
commenced
         foreclosure proceedings, and (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding.

                  "Working  Capital  Collateral  Value"  means as of the
date of
         determination,  the lesser of: (a)  seventy  percent  (70%) of the most
         recent  Appraised Value of the FHLMC  Servicing  Contracts that are not
         Special Servicing  Contracts included in the Servicing
Collateral,  or
         (b)  one  percent  (1%) of the  outstanding  principal  balance of the
         Mortgage Loans serviced pursuant to FHLMC Servicing  Contracts that are
         not Special Servicing  Contracts included in the Servicing
Collateral;
         provided,   that  for  purposes  of  calculating  the  Working
Capital
         Collateral Value, the following  Mortgage Loans shall be excluded:
(i)
         Mortgage  Loans  excluded  in   calculating   the  Adjusted
Servicing
         Portfolio, (ii) Mortgage Loans in respect of which the Company has commenced foreclosure proceedings, and (iii) Mortgage Loans in respect of which any obliger is the subject of a bankruptcy proceeding.

     5. Section 2.2(d) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  2.2(d) The Company shall hold in trust for the Lender, and the
         Company shall deliver to the Lender promptly upon request, or if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Company of such recorded Collateral Documents, and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit
         D-SF or Exhibit D-REP,  (2) the original  lender's ALTA Policy of
Title
         Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without  limitation,  documentation  evidencing  the FHA
Commitment to
         Insure or the VA Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed,  the appraisal,  Private  Mortgage
Insurance
         Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer  incidental to the purchase of any Mortgage
Note
         by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

     6. Section 2.6(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  2.6(c) To make a Working Capital Advance, the Lender shall cause the Funding Bank to credit the Company's Operating Account with the Funding Bank upon compliance by the Company with the terms of this
         Agreement.

     7. Section 2.7 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  2.7 Notes.  The Company's  Obligations  in respect of
Ordinary
         Warehousing  Advances,  Nonconforming  Advances,  Home Equity
Advances,
         Second Mortgage Advances and Repurchase  Advances shall be evidenced by
         a Warehousing  Promissory Note of the Company substantially in the form
         of Exhibit A-1 attached to the Ninth Amendment to this  Agreement.
The
         Company's  Obligations in respect of Working Capital  Advances shall be
         evidenced  by  a  Working  Capital   Promissory  Note  of  the
Company
         substantially  in the  form  of  Exhibit  A-3  attached  to  the
Third
         Amendment to this  Agreement.  The Company's  Obligations in respect of
         Term Loan Advances shall be evidenced by a Term Loan Promissory
Note of
         the Company  substantially  in the form of Exhibit A-4  attached to the
         Agreement.   The   Company's   Obligations   in  respect  of
Servicing
         Acquisition  Advances  shall be  evidenced  by a Servicing
Acquisition
         Promissory Note of the Company substantially in the form of
Exhibit A-5
         attached to the Tenth  Amendment  to this  Agreement.  The
Warehousing
         Promissory  Note, the Working  Capital  Promissory  Note, the Term
Loan
         Promissory  Note  and the  Servicing  Acquisition  Promissory
Note are
         collectively  referred  to  as  the  "Notes".  The  terms
"Warehousing
         Promissory  Note,"  "Working  Capital   Promissory  Note,"  "Term
Loan
         Promissory Note," "Servicing Acquisition Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

     8. Sections 2.8(e), (f), (g) and (h) of the Agreement are renumbered as
Sections 2.8(f), (g), (h) and (i) and the following is added as Section
2.8(e):

                  2.8(e)  Prior to the  occurrence  of an Event of Default,
the
         unpaid  amount  of  each  Servicing   Acquisition  Advance  shall
bear
         interest, from the date of such Advance, until paid in full, at the
         Servicing Acquisition Rate.

     9. Section 2.8(i) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.8(i) Upon Notice to the Company, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.8 or, if no rate is applicable, the highest rate then applicable to any outstanding
         Advances.

     10.  Sections  2.s(d),  (e),  (I),  (g),  (h), (i), (j), (k) and (1)
of the
Agreement are renumbered as Sections  2.9(e),  (f), (g), (h), (i), (j),
(k), (1)
and (m) and the following is added as Section 2.9(d):

                  2.9(d) The outstanding principal amount of all Servicing
         Acquisition Advances shall be payable in full on the Servicing
         Acquisition Maturity Date.

     11. Section 2.9(h) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  2.9(h) Upon Notice to the Company by the Lender, the Company
         shall pay to the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the amount of any outstanding  Advance against a specific  Pledged
Mortgage
         upon the earliest occurrence of any of the following events:

     12. Sections 2.9(j) and 2.9(j)(1) of the Agreement are deleted in their entirety and the following are substituted in lieu thereof:

                  2.9(j) In addition to the payments required pursuant to
         Sections 2.9(g) and 2.9(h), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the
         Lender, and the Company authorizes the Lender to cause the Funding
Bank
         to charge the Company's Operating Account for, the following amounts in respect of outstanding Advances in the following circumstances:

                           (1) If at any  time  (1)  the  aggregate
outstanding
                  principal  balance of all Term Loan  Advances is greater
than
                  the Term Loan Collateral Value plus the Excess Working
Capital
                  Value, (2) the aggregate  outstanding principal balance
of all
                  Working  Capital  Advances is greater than the Working
Capital
                  Collateral Value, or (3) the aggregate  outstanding
principal
                  balance of all Servicing  Acquisition Advances is greater
than
                  the Servicing Acquisition  Collateral Value, the Company
shall
                  prepay the  outstanding  Term Loan Advances,  the
outstanding
                  Working  Capital   Advances  or  the   outstanding
Servicing
                  Acquisition Advances, as required to eliminate such excess.

     13. Section 2.9(m) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof: 2.9(m) The Company shall give Notice to the Lender (telephonically, to be followed by written notice) of the Pledged
Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged
Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or
Pledged Securities as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the
Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the
Funding Bank to charge the Company's Operating Account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or
Pledged Securities to the Company.

     14. Section 2.10 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  2.10 Expiration of Commitments. Unless extended or terminated earlier as permitted hereunder, the Warehousing Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the  Warehousing  Maturity Date, the Term
Loan
         Commitment shall expire of its own term, and without the necessity of action  by the  Lender,  at the  close of  business  on the  Term
Loan
         Commitment Termination Date, the Working Capital Commitment shall expire of its own term, and without the necessity of action by the
         Lender,  at the close of business on the Working Capital Maturity
Date,
         and the Servicing Acquisition Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Servicing Acquisition Maturity Date.

     15.  Article 2 of the Agreement is amended by  renumbering  Sections
2.16,
2.17 and 2.18 as Sections 2.19, 2,20 and 2.21 and adding the following
Sections
2.16, 2.17 and 2.18 immediately after Section 2.15:

         2.16     Servicing Acquisition Loan Commitment.

                  2.16(a)  Subject to the terms and conditions of this
Agreement
         and  provided  no  Default  or Event of  Default  has  occurred and is
         continuing, the Lender agrees, from time to time during the period from
         April 15, 1998, to and including  the  Servicing  Acquisition
Maturity
         Date to make Servicing  Acquisition  Advances to the Company, provided
         the  aggregate  principal  amount  of all  such  Servicing
Acquisition
         Advances shall not exceed the Servicing Acquisition  Commitment
Amount.
         The  obligation of the Lender to make  Servicing  Acquisition
Advances
         hereunder up to such limit is hereinafter referred to as the
"Servicing
         Acquisition Loan Commitment." All Servicing  Acquisition Advances
under
         this  Agreement  shall  constitute  a  single  indebtedness,   and
the
         Collateral shall be security for the Servicing  Acquisition
Promissory
         Note and for the payment and performance of all other Obligations.

                  2.16(b)  Servicing  Acquisition  Advances shall be used
by the
         Company  solely  for  the  purposes  of  financing   Special
Servicing
         Acquisitions. Servicing Acquisition Advances shall be made at the request of the Company, in the manner hereinafter provided in Section
         2.17 hereof.

                  2.16(c) No  Servicing  Acquisition  Advance  shall
exceed the
         lesser  of  Servicing  Acquisition  Collateral  Value  of  the
Special
         Servicing   Contracts   being   acquired  in  such  Special
Servicing
         Acquisition.

         2.17     Procedures for Obtaining Servicing Acquisition Advances.

                  2.17(a) The Company may obtain a Servicing Acquisition
Advance
         hereunder,  subject to the  satisfaction of the conditions set forth in
         Section 4.2 hereof,  upon  compliance  with the procedures set forth in
         this Section.  Requests for  Servicing  Acquisition  Advances
shall be
         initiated by the Company  delivering to the Lender,  no later than five
         (5)  Business  Days  prior to the  Business  Day on which  the
Company
         desires  to  borrow  a  Servicing  Acquisition  Advance
hereunder,   a
         completed  and signed  request for a Servicing  Acquisition
Advance (a
         "Servicing  Acquisition  Advance  Request")  on the  then-current form
         approved by Lender.  The current  form in use by Lender is Exhibit
C-SA
         attached  hereto  and made a part  hereof.  The  Lender  shall have the
         right,  on not less than three (3)  Business  Days' prior Notice to the
         Company,   to  modify  such   Exhibit  to  conform  to  current
legal
         requirements  or Lender  practices  and, as so  modified,  said
Exhibit
         shall be deemed a part hereof.

                  2.17(b) The Company shall deliver the following to the Lender five (5) Business Days prior to the date of each Servicing
Acquisition
         Advance:

                           (1)  Such   information  with  respect  to
Servicing
                  Contracts being acquired in the Servicing Acquisition to be financed and the Mortgage Loans serviced pursuant thereto as the Lender may reasonably request;

                           (2) A certificate of the president or chief
financial
                  officer of the Company, certifying that all representations and warranties set forth in Section 5 hereof, including,
                  without limitation, Section 5.4 hereof, are true and correct as though made on and as of the date of each Servicing
                  Acquisition Advance; and

                           (3) A search of the Uniform Commercial Code
financing
                  statements in the appropriate public records for the seller in such Special Servicing Acquisition which shall not have
                  disclosed the  existence of any Lien on the Special
Servicing
                  Contracts being acquired.

                           (4) A letter of direction from the Company
directing
                  the  Lender  to  disburse  the  proceed"  of  such
Servicing
                  Acquisition  Advance  directly to the seller(s) in the
Special
                  Servicing Acquisition to be financed and evidence
satisfactory
                  to  the  Lender  that  such  Servicing   Acquisition
Advance,
                  together with any other funds disbursed with such Advance to such seller(s), will be sufficient to effect the transfer to the Company of the Special Servicing Contracts to be acquired in such Special Servicing Acquisition, free and clear of all
                  Liens (other than the Lender's security interest).

                           (5) Such further  documents,  instruments,
opinions,
                  certificates and evidence as the Lender may request.

                  2.17(c) Before funding the Servicing  Acquisition
Advance, the
         Lender shall have five (5) Business Days to examine the documents delivered to it hereunder in connection with the sale of the Servicing
         Collateral, and may reject such of them as are not satisfactory to
         Lender in its sole discretion.

                  2.17(d) To make a Servicing  Acquisition  Advance,  the
Lender
         shall disburse the amount thereof in accordance with the letter of direction delivered pursuant to Section 2.17(b)(4) upon compliance by the Company with the terms of this Agreement.

                  2.18 Servicing Acquisition Commitment Fees. The Company agrees to pay to the Lender a Servicing Acquisition Commitment Fee in an
         amount equal to one-fifth percent (0.20~) per annum of the Servicing
         Acquisition  Commitment  Amount.  On the  Effective  Date of the
Tenth
         Amendment hereto, the Company shall pay the prorated portion of the quarterly Servicing Acquisition Commitment Fee due from such Effective
         Date to June 30, 1998. Thereafter, the Servicing Acquisition
Commitment
         Fee shall be payable quarterly in advance, beginning on July 1, 1998, and on the first day of each Calendar Quarter  thereafter.  The
Company
         shall not be entitled to a reduction in the amount of the Servicing
         Acquisition  Commitment  Fee in the  event  the  Servicing
Acquisition
         Commitment Amount is reduced or in the event that the Servicing
         Acquisition Commitment is terminated at the request of the Company or the Servicing Acquisition Advances are prepaid by the Company or become due and payable pursuant to Section 8.2 below. If the Servicing
         Acquisition Commitment terminates at the request of the Company or the
         Servicing Acquisition Advances are prepaid by the Company or become due and payable pursuant to Section 8.2 below, the unpaid balance of the
         Servicing Acquisition Commitment Fee shall be due and payable in full on the date of such termination.

     16. Section 2.19 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.19 Miscellaneous Charges. The Company agrees to reimburse the  Lender  for  miscellaneous  charges  and  expenses
(collectively,
         "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the
         Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the
         Lender.

     17. Section 3.2(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  3.2(d) The Lender shall have the exclusive right to the
         possession of the Pledged  Securities or, if the Pledged
Securities are
         issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform
         Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform
         Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of the Lender. The Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the Pledged Securities credited to the account of the Investor or the Investor's designee only against payment therefor.
         The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions with respect to
         Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation, pursuant to which such
         Pledged Securities are registered in the name of such financial institution, as agent or securities intermediary for the Lender, and the Company agrees upon request of the Lender to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

     18. Section 9 of the Agreement shall be amended to delete the telecopier number of the Lender set forth therein and substitute telecopier number "(925)
935-6424" in lieu thereof and all references in the Agreement to the telecopier number of the Lender shall be deemed to refer to the new telecopier number.

     19. Upon execution of this Amendment, the Company agrees to pay to the
Lender the pro rata Servicing Acquisition Commitment Fee for the time period from the Effective Date to and including June 30, 1998.

     20. The Servicing Acquisition Promissory Note is hereby added to the
Agreement, in the form of Exhibit A-5 attached to thin Amendment.

     21. Exhibit C-SA attached to this Amendment is hereby added to the
Agreement.

     22. The Company  shall  deliver to the Lender (a) an  executed original of
this Amendment; (b) an executed original of the Servicing Acquisition
Promissory
Note; (c) an executed Certificate of Secretary with corporate  resolutions;
(d)
the Servicing Acquisition  Commitment Fee for the period from the Effective
Date
hereof  through  June 30, 1998,  and (e) a Seven  Hundred  Fifty  Dollar
($750)
document production fee.

     23. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     24. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     25. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                   MONUMENT MORTGAGE, INC.,
                                   a California corporation


                                   By:______________________________

                                   Its:  President


                                   RESIDENTIAL FUNDING CORPORATION,
                                   a Delaware corporation


                                   By:______________________________
                                        D. GRAHAM SHIPMAN
                                   Its:  Director



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 22, 1995, before me, a Notary Public, personally appeared
James W. Noack, the President of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                      Notary Public
                                      My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 23, 1995, before me, a Notary Public, personally appeared D.
Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                    Notary Public
                                    My Commission Expires:
(SEAL)

                              CONSENT OF GUARANTOR

     The undersigned, being the Guarantor under the Guaranty dated as of July
23, 1997, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his
Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully met forth herein.

     The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to the Guaranty in connection with the foregoing
Amendment.

                           FINET HOLDINGS CORPORATION
                           a Delaware corporation
                           GUARANTOR:


                           By:______________________________

                           Its:  President

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 22, 1998, before me, a Notary Public, personally appeared Jan
Hoeffel, the President of FINET HOLDINGS CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                     Notary Public
                                     My Commission Expires:
(SEAL)